UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

SCHEDULE 14A

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AGILENT TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

5301 Stevens Creek Boulevard
Santa Clara, California 95051 (408) 553-2424

Notice of Annual Meeting of Stockholders

TIME	:	8:00 a.m., Pacific Time, on Wednesday, March 15, 2023 (log-in beginning 7:30 a.m., Pacific Time)

PLACE	:	Virtual Meeting
www.meetnow.global/MJ6XTQA

AGENDA	:	1. To elect four directors to a three-year term. At the annual meeting, the Board of Directors intends to present the following nominees for election as directors:

• Heidi K. Kunz • Susan H. Rataj • George A. Scangos, Ph.D. and • Dow R. Wilson

2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.

3. To ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

4. To vote on the approval of amendments to Certificate of Incorporation to create a new stockholder right to call a special meeting.

5. To vote, on a non-binding advisory basis, on the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

6. To consider such other business as may properly come before the annual meeting.

RECORD DATE	:	You are entitled to vote at the annual meeting and at any adjournments, postponements or continuations thereof if you were a stockholder at the close of business on Tuesday, January 24, 2023.

VOTING	:

For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you previously received in the mail, on your enclosed proxy card or on the instructions that accompanied your proxy materials.

ADMISSION	:

To participate in the virtual annual meeting, stockholders of record will need the 15-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. Beneficial owners will need to register in order to attend the virtual annual meeting. For detailed instructions, please refer to page 60 in the General Information section of the proxy statement. The annual meeting will begin promptly at 8:00 a.m., Pacific Time. Attendees may begin logging in at 7:30 a.m., Pacific Time, thirty minutes in advance of the meeting. If you encounter any difficulties accessing the meeting, please call the technical support number 1-888-724-2416.

QUESTIONS:

We are committed to ensuring the annual meeting provides stockholders with a meaningful opportunity to participate, including the ability to ask questions. Stockholders of record may ask questions during the annual meeting by following the instructions on your Notice of Internet Availability of Proxy Materials, proxy card or the instructions that accompanied your proxy materials. Beneficial owners may ask questions directly via the virtual meeting website. Questions relevant to meeting matters will be answered during the meeting, subject to time constraints. We will post responses to such questions not answered due to time constraints on our Investor Relations webpage.

The accompanying proxy statement supplement provides additional disclosure in the "Corporate Governance" section, corrects a typographical error in the description of the vote required for approval of Proposal 4 and contains additional information related to the vote required for approval of Proposal 4 and to the new Proposal 5 to be considered by stockholders at the annual meeting. However, the proxy statement supplement does not include all of the information provided in connection with the annual meeting. Accordingly, we urge you to read the proxy statement supplement in its entirety together with the proxy statement and other proxy materials.

YOUR VOTE IS IMPORTANT. Whether or not you plan to participate in the annual meeting, we urge you to submit your vote via the Internet, telephone or mail in advance of the meeting.

We appreciate your continued support of Agilent Technologies, Inc.

By Order of the Board of Directors

MICHAEL TANG
Senior Vice President, General Counsel and Secretary

February 22, 2023

Explanatory Note

On February 3, 2023, Agilent Technologies, Inc. (the “Company,” “Agilent,” “we” and “our”) filed with the Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2023 Annual Meeting of Stockholders, to be held virtually on March 15, 2023 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card (this “Supplement”) is being filed solely (1) to provide additional disclosure in the "Corporate Governance" section, (2) to correct a typographical error in the description of the vote required for approval of Proposal 4, (3) to provide additional disclosure in the description of the vote required for approval of Proposal 4, (4) to add a new proposal (“Proposal 5”) for a non-binding, advisory vote from the Company’s stockholders on the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers and (5) to update the Notice of Annual Meeting to add the new Proposal 5. Proposal 5 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC, and this filing corrects that omission. Other than the addition of certain supplemental disclosure in the "Corporate Governance" section, the correction of the typographical error in the description of the vote required for approval of Proposal 4, the additional disclosure in the description of the vote required for approval of Proposal 4, the addition of Proposal 5 to the Proxy Statement and Proxy Card, and the updated Notice of Annual Meeting of Stockholders, no other changes have been made to the Proxy Statement or Proxy Card.

This Supplement should be read in conjunction with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. Except as specifically amended or supplemented by the information contained herein, the Proxy Statement continues to be in full force and effect as originally filed.

Proxy Statement Supplement for the 2023 Annual Meeting of Stockholders

This Supplement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting. This Supplement supplements and amends the Proxy Statement for the Annual Meeting (1) to provide additional disclosure in the "Corporate Governance" section, (2) to correct a typographical error in the description of the vote required for approval of Proposal 4, (3) to provide additional disclosure in the description of the vote required for approval of Proposal 4, (4) to add a new Proposal 5 to the Proxy Statement for a non-binding, advisory vote of the Company’s stockholders on the frequency of future stockholder advisory votes to approve the compensation of our named executive officers, and (5) to update the Notice of the Annual Meeting to add the new Proposal 5.

This Supplement and a revised proxy card are being distributed or made available to stockholders beginning on or about February 22, 2023. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. We encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.

If you wish to cast your vote on Proposal 5, you must fill out and submit the enclosed revised proxy card or otherwise submit updated voting instructions, as described in the Proxy Statement and in this Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. Therefore, if you are submitting a new proxy or voting instructions, you should vote on each proposal, including those for which you previously submitted a proxy or voting instructions. If you have already voted and do not submit your new proxy card or voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to Proposals 1, 2, 3 and 4, but will not be counted in determining the outcome of Proposal 5. However, if you submit a new proxy or voting instructions and vote only on Proposal 5, but do not give any directions as to the other proposals, your shares will be voted in favor of each of the four director nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4. Note, however, that if you hold shares beneficially in street name and submit a new proxy or voting instructions and vote only on Proposal 5, but do not give any directions as to the other proposals, your previous voting instructions provided to your broker will remain valid.

Additional Disclosure in the "Corporate Governance" Section

Page 19 of the Proxy Statement contains a disclosure about a director of the Board who attended 71% of the aggregate number of Board and applicable committee meetings in fiscal 2022. With additional disclosure regarding the relevant director, this description reads:

With the exception of Hans E. Bishop, who attended 71% of the aggregate number of Board and applicable committee meetings, all other directors attended at least 75% of the aggregate number of Board and applicable committee meetings held when the director was serving on the Board.

Correction of Typographical Error and Additional Information

Page 57 of the Proxy Statement contains a typographical error in the description of the vote required for approval of Proposal 4, which inadvertently omitted the “y” in “eighty percent.” Additional information related to the vote required for approval of Proposal 4 is also included. The description now reads:

The affirmative vote of the holders of at least eighty percent (80%) of the outstanding voting stock of the company is required for approval of the proposed amendments to the Certificate of Incorporation. Abstentions and broker non-votes will have the effect of a vote “against” this proposal.

Effect of Abstentions and Broker Non-Votes

Proposal 4 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal 4, your shares may constitute “broker non-votes” as to Proposal 4. A “broker non-vote” will have the effect of a vote “AGAINST” for Proposal 4. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal 4, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN” it has the same effect as a vote “AGAINST.”

Proposal 5 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal 5, your shares may constitute “broker non-votes” as to Proposal 5. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal 5, your vote may be cast for “1 YEAR,” “2 YEARS” or “3 YEARS” or “ABSTAIN.” A vote to “ABSTAIN” and broker non-votes will have no effect on the vote. The choice receiving the most votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the Company’s stockholders.

PROPOSAL 5 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to providing stockholders with the opportunity to cast a “say on pay” advisory vote on the compensation of our named executive officers (“NEOs”), in accordance with SEC rules, we are also providing our stockholders with the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our NEOs in the future. This non-binding advisory vote is commonly referred to as a “say on frequency” vote. Under this proposal, our stockholders may indicate whether they would prefer to have an advisory vote on executive compensation every 1 year, 2 years, or 3 years.

The Compensation Committee and the Board believe that the advisory vote on executive compensation should be conducted every year because we believe this frequency will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to more meaningful and timely communication between the Company and our stockholders on the compensation of our NEOs. The Company has conducted the advisory vote on executive compensation every year since the Company last conducted a say on frequency vote.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.”

The say on frequency vote is advisory, and therefore not binding on the Company, the Board, or the Compensation Committee. However, the Board and the Compensation Committee value the opinions expressed by stockholders in their vote on this proposal, and will consider the option that receives the most votes in determining the frequency of future advisory votes on compensation of our named executive officers. The Company will announce its decision on the frequency of such votes in a Current Report on Form 8-K filed with the Securities and Exchange Commission. In the future, the Board may change the vote frequency based on the nature of the Company’s compensation programs, input from our stockholders, and the Board’s views on the best way to obtain meaningful stockholder input.

Vote Required

The advisory vote regarding the frequency of the stockholder vote described in this proposal shall be determined by a plurality of the votes cast. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.

The Board of Directors recommends stockholders vote for a frequency of every “1 YEAR”.

ther business as roperly come before the Annual Meeting. THIS PROXMMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MMMMMMMMM MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/agilent or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/agilent Annual Meeting Proxy Card 1234 5678 9012 345 • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board of Directors recommends a vote FOR all the listed nominees and a vote FOR Proposals 2 – 4 and1 YEAR for Proposal 5. 1. Election of Directors: To elect four directors to a three-year te

rm. At the annual meeting, the Board of Directors intends to present the following nominees for election as directors: + For Against Abstain For Against Abstain For Against Abstain 03 - George A. Scangos, 01 - Heidi K. Kunz 02 - Susan H. Rataj Ph.D. 04 - Dow R. Wilson For Against Abstain For Against Abstain 2. To approve, on a non-binding advisory basis, the compensation 4.To approve amendments to the Certificate of Incorporation to of our named executive officers. create a new stockholder right to call a special meeting. 1 Year 2 Years 3 Years Abstain 3.To ratify the Audit and Finance Committee’s appointment of 5.An advisory vote on the frequency of the stockholder PricewaterhouseCoopers LLP as our independent registered vote to approve the compensation of our named public accounting firm. executive officers. 6. To consider such other business as may properly come before the annual meeting. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 1UPX 572138 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MMMMMMM + 03RFNA

Y CARD IS VALID ONLY WHEN SIGNED AND DATED If you vote by telephone or the Internet, please DO N

The 2023 Annual Meeting of Stockholders of Agilent Technologies, Inc. will be held on Wednesday, March 15, 2023 at 8 A.M., Pacific Time, virtually via the internet at www.meetnow.global/MJ6XTQA. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this proxy card. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/agilent • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — AGILENT TECHNOLOGIES, INC. + Annual Meeting of Stockholders—March 15, 2023 This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Michael R. McMullen and Michael Tang, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Agilent Technologies, Inc. held of record by the undersigned on January 24, 2023, at the Annual Meeting of Stockholders to be held on Wednesday, March 15, 2023, or any postponement, adjournment or continuations thereof. IMPORTANT—This Proxy must be signed and dated on the reverse side. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD’S NOMINEES AND PROPOSALS 2 – 4 AND 1 YEAR FOR PROPOSAL 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED If you vote by telephone or the Internet, please DO NOT mail back this proxy card. (Continued and to be voted on reverse side.) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. +